Exhibit 99.1

UNITED STATES BANKRUPTCY COURT

SOUTHERN DISTRICT OF NEW YORK

----------------------------------------------------------------------------------	x
:
In re:	:	Chapter 11
:
YOUNG BROADCASTING INC. et al.,	:	Case No. 09-10645 (AJG)
:
Debtors.(1)	:
	:	(Jointly Administered)
----------------------------------------------------------------------------------	x

MONTHLY OPERATING REPORT

FOR THE MONTH OF MAY 2009

Debtors’ Address:

599 Lexington Avenue

New York, New York 10022

Debtors’ Counsel:

SONNENSCHEIN NATH & ROSENTHAL LLP

Peter D. Wolfson

Jo Christine Reed

1221 Avenue of the Americas

24th floor

New York, New York 10020

T: 212.768.6700

F: 212.768.6800

Report Preparer:	Young Broadcasting Inc.

The undersigned, having reviewed the attached report and being familiar with the Debtors’ financial affairs, verifies, under the penalty of perjury, that the information contained herein is complete, accurate and truthful to the best of my knowledge.(2)

Dated: June 19, 2009	/s/ James A. Morgan
James A. Morgan, Chief Financial Officer

(1)             The Debtors in these cases are Young Broadcasting Inc.; Young Broadcasting of Lansing, Inc.; Young Broadcasting of Louisiana, Inc.; Young Broadcasting of Nashville, LLC; Young Broadcasting of Albany, Inc.; Young Broadcasting of Richmond, Inc.; Young Broadcasting of Knoxville, Inc.; Young Broadcasting of Green Bay, Inc.; Young Broadcasting of Davenport, Inc.; Young Broadcasting of Sioux Falls, Inc.; Young Broadcasting of Rapid City, Inc.; Young Broadcasting of San Francisco, Inc.; Young Broadcasting of Nashville, Inc.; Young Broadcasting of Los Angeles, Inc.; Young Broadcasting Shared Services, Inc.; Adam Young Inc.; WKRN, G.P.; WATE, G.P.; KLFY, L.P.; YBT, Inc.; YBK, Inc.; LAT, Inc.; Winnebago Television Corporation; Fidelity Television, Inc.; and Honey Bucket Films, Inc.

(2)             All amounts herein are unaudited and subject to revision.  The Debtors reserve all rights to revise this report.

NOTES TO MONTHLY OPERATING REPORT

Young Broadcasting Inc. and certain of its direct and indirect subsidiaries, the debtors and debtors in possession in the above-captioned chapter 11 cases (collectively, “Company” or “Debtors”), hereby submit their Monthly Operating Report (the “MOR”).

1.             Description of the Cases.  On February 13, 2009, (the “Petition Date”), each of the Debtors filed a voluntary petition with the Bankruptcy Court for reorganization under Chapter 11 of the Bankruptcy Code.  The cases are being jointly administered under case number  09-10645 (AJG). The Debtors are currently operating their businesses as debtors-in-possession pursuant to Sections 1107(a) and 1108 of the Bankruptcy Code.  Each Debtor’s fiscal year ends on December 31 of each year.

2.             Basis of Presentation.  The MOR is limited in scope, covers a limited time period and has been prepared solely for the purpose of complying with the monthly reporting requirements of the United States Bankruptcy Court.  The financial information in the MOR is preliminary and unaudited and does not purport to show the financial statements of the Debtors in accordance with GAAP and, therefore, may exclude items required by GAAP, such as certain reclassifications, eliminations, accruals, valuations and disclosure items.  We caution readers not to place undue reliance upon the MOR.  There can be no assurance that such information is complete and the MOR may be subject to revision.

The information contained in the MOR has been derived from the Debtors’ books and records.  This information, however, has not been subject to procedures that would typically be applied to financial information presented in accordance with GAAP, and upon the application of such procedures, we believe that the financial information could be subject to changes and these changes could be material.  The information furnished in this MOR includes primarily normal recurring adjustments but does not include all of the adjustments that would typically be made for financial statements prepared in accordance with GAAP.  In addition, certain information and footnote disclosures normally included in financial statements prepared in accordance with GAAP have been condensed or omitted.

The statements contained herein have been prepared in accordance with the guidance in American Institute of Certified Public Accountant Statement of Position 90-7, “Financial Reporting by Entities in reorganization under the Bankruptcy Code” (“SOP 90-7”), which is applicable to companies in Chapter 11.

3.             Summary of Significant Reporting Policies.  The Debtors use a consolidated cash management system through which the Debtors collect substantially all receipts and pay liabilities and expenses.  Cash receipts and disbursements are recorded on the books and records of each Debtor and inter-company journal entries are utilized to record transactions affecting revenues, expenses, assets and liabilities between Debtors.  The Court has entered an order authorizing the Debtors to continue to use their existing cash management system.

4.             Foreign Currency.  The Debtors have no foreign currency transactions.  Therefore, all amounts are reflected in U.S. dollars.

5.             Inter-company Receivables/Payables. Inter-company balances have been set

2

forth in the MOR to the best of the Debtors’ knowledge, information and belief at the value as set forth on the Debtors’ books and records.

6.             Recoveries and Causes of Action.  The Debtors Schedules and Statements may not include a complete list of causes of action they possess as of the Petition Date, or at any point thereafter.  Regardless of the recoveries and causes of action listed, the Debtors reserve all of their rights with respect to assert any and all causes of action they may possess, including, but not limited to, avoidance actions, and neither these Global Notes nor the Schedules and Statements shall be deemed a waiver or limitation of any of the Debtors’ rights to pursue any such causes of action or recovery.

7.             Reorganization Items.  American Institute of Certified Public Accountant Statement of Position 90-7, “Financial Reporting by Entities in reorganization under the Bankruptcy Code” (“SOP 90-7”) requires separate disclosure of reorganization items such as realized gains and losses from the settlement of pre-petition liabilities, provisions for losses resulting from the reorganization and restructuring of the business as well as professional fees directly related to the process or reorganizing the Debtors under Chapter 11.  Such items are reflected in the statements.

8.             Liabilities Subject to Compromise.  As a result of the Chapter 11 filing, most pre-petition indebtedness is subject to compromise or other treatment under a plan of reorganization.  Generally, actions to enforce or otherwise effect payment of pre-Chapter 11 liabilities are stayed.  The Debtors have been paying and intend to continue to pay undisputed post-petition claims in the ordinary course of business.  In addition, the Debtors may reject pre-petition executory contracts and unexpired leases with respect to the Debtors’ operations with the approval of the Bankruptcy Court.  Damages resulting from rejection of executory contracts and unexpired leases are generally treated as general unsecured claims and will be classified as liabilities subject to compromise.  The pre-petition liabilities that are subject to compromise are reported herein at the amounts expected to be allowed, although they may be settled for lesser amounts.  The amounts currently classified as liabilities subject to compromise may be subject to future adjustments depending on Court actions, further developments with respect to disputed claims, determinations of the secured status of certain claims, the values of any collateral securing such claims or other events.

9.             Post-petition Accounts Payable.  To the best of the Debtors’ knowledge, all undisputed post-petition accounts payable have been and are being paid under agreed-upon payment terms.  Thus, an accounts payable aging is not included in this report.

3

Young Broadcasting, Inc.

Consolidating Income Statement

For the Month ended May 31, 2009

	Case #	09-10671	09-10661	09-10651	09-10665	09-10656	09-10673	09-10672	09-10652	09-10655	09-10650	09-10648	09-10662	09-10670	09-10660	09-10663	09-10645	N/A
		WLNS	KLFY	KLFY LP	WKRN	WKRN GP	WTEN	WRIC	WATE	WATE GP	WBAY	KWQC	KELO	KCLO	KRON	AYI	CORP	YBCC	Consolidated
Operating Revenues
Local Revenue		498,734	941,121		1,273,203		724,158	914,301	841,148		1,018,736	880,613	1,177,533	84,522	1,110,196				9,464,265
National Revenue		195,891	228,602		521,879		305,165	339,409	175,058		235,960	197,122	203,295	21,506	1,580,159				4,004,045
Network Revenue		543	(930)		143,906		109,745	88,775	82,895		61,945	2,049	(2,251)						486,677
Political Revenue		400	520		27,500		15,695	169,865				51,570		100	122,150				387,800
Barter Revenue		11,874	28,725		16,132		7,797	18,139	10,777		9,396	7,985	4,325	389	76,034				191,573
Other Revenue		44,697	87,936		189,664		77,210	61,781	108,128		121,592	85,213	54,839	23,789	154,797	31,265			1,040,912
Total Operating Revenues		752,139	1,285,973		2,172,283		1,239,770	1,592,271	1,218,006		1,447,629	1,224,552	1,437,741	130,306	3,043,337	31,265			15,575,272
Commissions
Rep Commissions		82,519	120,345		265,805		141,849	196,178	142,678		184,016	146,900	168,455	13,390	376,601				1,838,736
Agency Commissions		8,342	9,715		23,349		13,637	20,256	7,450		10,028	10,100	8,640	918	67,157	(179,591)
Total Commissions		90,862	130,061		289,153		155,486	216,434	150,127		194,044	157,000	177,095	14,309	443,757	(179,591)			1,838,736

Net Operating Revenues		661,278	1,155,913		1,883,130		1,084,284	1,375,837	1,067,879		1,253,585	1,067,552	1,260,646	115,997	2,599,580	210,856			13,736,536

Operating Expenses
Direct Expenses		15,224	11,114		17,683		16,630	13,768	16,288		10,662	11,841	9,695	1,893	28,896				153,694
Technical Expense		57,562	21,423		96,997		79,098	69,790	57,551		64,993	62,096	66,818	3,543	388,598				968,470
Program/Production Expense		56,933	50,082		47,370		44,553	58,122	66,929		46,594	51,576	75,381		102,927				600,467
Amortization of Program License Rights		46,807	23,811		72,887		93,152	205,412	127,206		53,270	89,055	36,267	1,051	364,438				1,113,356
News Expense		158,712	123,989		429,016		215,647	217,870	223,909		247,628	158,467	166,159	5,204	758,894				2,705,494
Sales Expense		111,265	106,187		209,150		142,473	159,036	177,309		144,760	91,080	97,402	4,024	372,490	427,975			2,043,152
General & Administrative Expense		171,844	139,224	815	230,993	815	196,818	191,919	164,744	815	211,296	178,406	172,617	14,379	647,007				2,321,692
Barter Expense		5,250	20,934		6,842		7,797	37,404	10,777		14,996	9,499	4,325	389	76,034				194,248
Total Operating Expenses		623,597	496,764	815	1,110,938	815	796,168	953,322	844,713	815	794,199	652,020	628,664	30,483	2,739,284	427,975			10,100,573

Net Operating Income		37,680	659,149	(815)	772,192	(815)	288,116	422,515	223,165	(815)	459,386	415,532	631,981	85,514	(139,704)	(217,119)			3,635,963
Operating Margin		5.7%	57.0%	0.0%	41.0%	0.0%	26.6%	30.7%	20.9%	0.0%	36.6%	38.9%	50.1%	73.7%	-5.4%	-103.0%	0.0%	0.0%	26.5%

Corporate Expense																	632,653		632,653
Non-Cash Compensation Paid in Common Stock																	358,235		358,235

Income Before Deprec. & Taxes		37,680	659,149	(815)	772,192	(815)	288,116	422,515	223,165	(815)	459,386	415,532	631,981	85,514	(139,704)	(217,119)	(990,888)		2,645,076

Deprec. & Amort. of Property & Equipment		62,948	84,083		90,511		57,410	94,631	82,488		82,531	46,809	89,023	14,074	109,415	2,555	43,098		859,576
Amort of Broadcast License & Other Intang.		28,800		20,803		29,201	16,988	1,013	295			92,978	55,271	1,430		277	135,808		382,863
Interest (Income)																	(922)		(922)
Interest Expense - Cash															14,648		1,415,933		1,430,582
Other (Income)/Expense			426,000	(426,000)	445,000	(445,000)	4,600		270,000	(270,000)			11,378		2,569				18,547
Income Tax																	23,116		23,116
Total Non-Operating Expenses		91,747	510,083	(405,197)	535,511	(415,799)	78,998	95,644	352,783	(270,000)	82,531	139,787	155,672	15,504	126,632	2,832	1,617,033		2,713,762

Reorganization Costs															(1,185,562)		1,784,139		598,576

Net Income/(Loss)		$(54,067)	$149,066	$404,382	$236,681	$414,984	$209,119	$326,872	$(129,618)	$269,185	$376,855	$275,745	$476,309	$70,011	$919,226	$(219,950)	$(4,392,060)	$0	$(667,262)

Notes:	1)	Income Statement excludes debtors that do not have any income statement activity (inactive): 10664; 10666; 10669; 10649; 10653; 10657; 10658; 10659; 10668.
2)

Included in Reorganization costs are $1.8 million of costs that are currently paid at YB Corp (10645). These expenses are currently not allocated to other debtors, but YB Corp. reserves the right to do so.  Offsetting these restructuring costs is debt forgiveness of $1.2 million relating to certain programming contract renegotiations at one of the Company’s stations.

YOUNG BROADCASTING INC.

Consolidating Balance Sheet

May 2009

	Case #	09-10671	09-10661	09-10651	09-10653	09-10649	09-10665	09-10656	09-10659	09-10673	09-10672	09-10652	09-10655	09-10658
		WLNS	KLFY	KLFY LP	LAT	WTVO	WKRN	WKRN GP	YBT	WTEN	WRIC	WATE	WATE GP	YBK
ASSETS
Cash		$(110,521)	$(67,234)	$0	$0	$0	$(121,599)	$0	$0	$(133,873)	$(267,908)	$(192,127)	$0	$0
Accounts Receivable		1,323,692	2,256,001				3,731,239			2,085,759	2,612,449	2,174,417		55,556
Interest Receivable-Subsidiaries - Subject to Compromise
Program License Rights -S/T		184,159	78,831				239,188			310,847	664,833	413,935
Prepaid Expenses		141,144	63,641				99,974			94,037	54,028	51,559
Total current assets		1,538,474	2,331,239				3,948,801			2,356,770	3,063,403	2,447,784		55,556

Property & Equipment		23,038,973	19,732,633				26,684,512			17,168,011	27,760,956	19,657,866
Accumulated Depreciation		(19,088,923)	(16,883,768)				(21,213,332)			(14,222,554)	(21,277,034)	(14,834,443)
Net property and equipment		3,950,050	2,848,865				5,471,180			2,945,457	6,483,922	4,823,423

Program License Rights-L/T		117,000								7,000
Deposits		5,275	28,011				124,144			239,119	63,532	18,000
Notes Receivable Subsidiaries - Subject to Compromise
Investments										562,435
Goodwill		294,329		14,425,250							97,587	9,331
Accumulated Amortization - Goodwill		(294,330)		(6,592,586)							(17,484)	(9,331)
Accumulated Amortization - Indefinitely Lived IA		(4,516,577)	(118,854)	(612,608)			(144,809)	(2,234,115)		(1,968,693)	(5,023,645)	(85,928)	(8,075,475)
Going Concern			350,000				463,389			2,916,396	479,600
FCC/Broadcast Licenses		10,712,060		1,804,000				7,149,168		3,556,017	27,559,349		19,321,618
Accum Amort - Definite Lived Intangible Assets		(7,878,229)		(4,992,123)			(208,027)	(5,777,610)		(3,333,042)	(165,797)	(44,981)
Organizational Costs		2,406									486,667
Intangibles		1,649,600					208,027					141,759
Network Affiliation		11,106,203		9,381,428				11,938,965		6,917,548
Accumulated Amortization - Deferred Charges
Debt Issuance Costs
Pre-Petition Intercompany		(1,034,872)	(1,483,461)	2,117,561	66,667		(1,057,489)	2,417,879	55,556	746,543	2,338,081	(1,695,076)	(10,595)	55,556
Post-Petition Intercompany		725,889	186,100	1,563,115			(300,010)	1,591,740		1,132,396	1,535,493	(462,091)	1,006,740
Total non-current assets		10,888,755	(1,038,204)	17,094,037	66,667		(914,774)	15,086,027	55,556	10,775,720	27,353,384	(2,128,318)	12,242,288	55,556

Total Assets		$16,377,279	$4,141,900	$17,094,037	$66,667	$0	$8,505,207	$15,086,027	$55,556	$16,077,946	$36,900,708	$5,142,889	$12,242,288	$111,112

Liabilities not subject to Compromise
Accounts Payable		209,141	225,482				131,874			100,444	202,985	84,713		55,556
Accrued Expenses		225,931	244,470			804	351,902			174,555	193,500	207,658
Program License Liability		341,903	71,643				234,571			299,192	616,799	381,610
Deferred Revenue		453,865	477,163				192,279			142,094	191,307	139,888
Total Liabilities not subject to Compromise		1,230,840	1,018,758			804	910,625			716,285	1,204,591	813,869		55,556

Liabilities subject to Compromise
Accounts Payable		351,601	269,877				512,602			482,972	799,132	659,106
Pre-Petition Accrued Interest	1)	648,117	4,515,190	134,169			(87,429)	134,897		170,198	134,635	380,946	10,558,927
Post-Petition Accrued Interest	2)
Notes Payable - Senior bank L/T
Notes Payable - Senior sub-debt
Premiums on Subordinated Debt
Notes Payable Parent		36,783,094	29,157,765	33,334,012			18,503,499	33,514,768		31,899,172	51,150,000	16,777,582	44,572,418
Deferred Tax Liability
Other Liabilities	3)
Total Liabilities subject to Compromise		37,782,812	33,942,832	33,468,182			18,928,672	33,649,665		32,552,342	52,083,767	17,817,633	55,131,345

Common Stock		1,934	518			50,199	1,421
Additional Paid In Capital		13,367,122	21,748,476	(16,792,480)	66,667	8,054,984	20,779,608	(24,776,491)	55,556	(6,105,135)	(15,523,638)	11,097,732	759,231	55,556
Other Income
Retained Earnings		(36,005,429)	(52,568,684)	418,335		(8,105,988)	(32,115,119)	6,212,854		(11,085,546)	(864,012)	(24,586,345)	(43,648,288)
Stockholders’ Equity		(22,636,373)	(30,819,690)	(16,374,145)	66,667	(804)	(11,334,090)	(18,563,638)	55,556	(17,190,681)	(16,387,651)	(13,488,613)	(42,889,057)	55,556

Total Liabilities & Equity		$16,377,279	$4,141,900	$17,094,037	$66,667	$(0)	$8,505,207	$15,086,027	$55,556	$16,077,946	$36,900,708	$5,142,889	$12,242,288	$111,112

See Attached Notes

YOUNG BROADCASTING INC.

Consolidating Balance Sheet

May 2009

	Case #	09-10650	09-10648	09-10662	09-10670	09-10660	09-10663	09-10664	09-10657	09-10666	09-10668	09-10645	N/A
		WBAY	KWQC	KELO	KCLO	KRON	AYI	HBF	KCAL	Fidelity TV	YBSAS	CORP	YBCC	Sub-Total
ASSETS
Cash		$(71,714)	$(152,248)	$(83,729)	$100	$(96,694)	$(9,748)	$0			$(967)	$23,516,871	$0	$22,208,610
Accounts Receivable		2,403,711	2,032,284	2,549,043	141,865	5,306,684	258,089					40,138		26,970,926
Interest Receivable-Subsidiaries - Subject to Compromise												550,361,168		550,361,168
Program License Rights -S/T		187,100	291,120	121,758	4,317	2,703,512								5,199,599
Prepaid Expenses		93,692	42,608	37,373		475,481	10,602				9,943	879,616		2,053,698
Total current assets		2,612,789	2,213,764	2,624,445	146,281	8,388,983	258,943				8,976	574,797,793		606,794,000

Property & Equipment		26,714,813	18,245,898	34,500,821	3,849,425	44,195,695	1,068,583				274,002	6,556,242		269,448,430
Accumulated Depreciation		(21,374,418)	(14,757,140)	(29,919,773)	(3,240,991)	(32,141,596)	(1,013,562)				(19,319)	(5,677,740)		(215,664,593)
Net property and equipment		5,340,394	3,488,758	4,581,048	608,434	12,054,099	55,021				254,683	878,503		53,783,837

Program License Rights-L/T						2,905,112								3,029,112
Deposits		64,450	600	19,225	4,856	50,000	10,263				8,000	562,950		1,198,426
Notes Receivable Subsidiaries - Subject to Compromise												1,052,864,358	143,320,371	1,196,184,729
Investments			(9,382)	734,262		2,100,031	1,954,938							5,342,285
Goodwill		6,453		220,700	15,900									15,069,550
Accumulated Amortization - Goodwill		(6,453)		(30,806)	(2,617)									(6,953,607)
Accumulated Amortization - Indefinitely Lived IA		(3,550,605)	(1,753,766)	(831,109)	(17,169)	(30,346,900)								(59,280,253)
Going Concern														4,209,385
FCC/Broadcast Licenses		19,531,432	10,402,616	5,954,211	122,999	98,543,976								204,657,446
Accum Amort - Definite Lived Intangible Assets			(12,610,907)	(7,608,779)	(192,826)	(8,591,604)	(118,985)							(51,522,910)
Organizational Costs						8,591,604	122,430							9,203,108
Intangibles			236,342											2,235,728
Network Affiliation			32,053,766	19,271,111	494,575									91,163,596
Accumulated Amortization - Deferred Charges												(7,845,227)		(7,845,227)
Debt Issuance Costs												13,955,285		13,955,285
Pre-Petition Intercompany		3,840,512	1,247,881	3,140,865	1,163,813	(14,075,078)	(2,521,485)				(256,392)	166,749,014	(16,879,553)	144,925,929
Post-Petition Intercompany		1,223,521	1,454,491	2,030,917	258,136	(1,982,299)	(818,862)				688	(9,145,964)
Total non-current assets		21,109,309	31,021,642	22,900,598	1,847,668	57,194,843	(1,371,701)				(247,704)	1,217,140,415	126,440,818	1,565,572,582

Total Assets		$29,062,493	$36,724,164	$30,106,092	$2,602,383	$77,637,925	$(1,057,737)	$0			$15,955	$1,792,816,710	$126,440,818	$2,226,150,419

Liabilities not subject to Compromise
Accounts Payable		104,089	101,835	137,740	1,164	1,139,178	21,991				4,541	1,360,942		3,881,675
Accrued Expenses		225,374	192,493	311,321	47,604	6,173,206	29,964				3,000	3,826,975		12,208,756
Program License Liability		228,454	267,165	108,797	3,146	5,067,758								7,621,037
Deferred Revenue		593,459	733,634	859,913	2,243	109,801								3,895,646
Total Liabilities not subject to Compromise		1,151,375	1,295,126	1,417,771	54,157	12,489,942	51,955				7,541	5,187,917		27,607,113

Liabilities subject to Compromise
Accounts Payable		480,701	548,013	488,081		3,407,996	59,261				8,414	273,318		8,341,073
Pre-Petition Accrued Interest	1)	(98,884)	110,812	47,008		533,712,582						23,042,906		573,404,074
Post-Petition Accrued Interest	2)											4,799,490		4,799,490
Notes Payable - Senior bank L/T												338,125,000		338,125,000
Notes Payable - Senior sub-debt												484,299,000		484,299,000
Premiums on Subordinated Debt												1,110,212		1,110,212
Notes Payable Parent		37,500,000	57,173,000	51,281,308		754,538,111								1,196,184,729
Deferred Tax Liability												39,118,311		39,118,311
Other Liabilities	3)											2,687,062		2,687,062
Total Liabilities subject to Compromise		37,881,817	57,831,826	51,816,396		1,291,658,689	59,261				8,414	893,455,299		2,648,068,952

Common Stock												19,710		73,782
Additional Paid In Capital		(14,463,985)	(8,008,884)			90,324,210	10,434,004	1,971,300				263,020,512	278,758,099	634,822,444
Other Income						(5,652,404)								(5,652,404)
Retained Earnings		4,493,286	(14,393,904)	(23,128,076)	2,548,227	(1,311,182,513)	(11,602,957)	(1,971,300)				631,133,273	(152,317,281)	(1,078,769,469)
Stockholders’ Equity		(9,970,699)	(22,402,788)	(23,128,076)	2,548,227	(1,226,510,707)	(1,168,952)					894,173,494	126,440,818	(449,525,646)

Total Liabilities & Equity		$29,062,493	$36,724,164	$30,106,092	$2,602,383	$77,637,925	$(1,057,737)	$0	$0	$0	$15,955	$1,792,816,710	$126,440,818	$2,226,150,419

See Attached Notes

YOUNG BROADCASTING INC.

Consolidating Balance Sheet

May 2009

	Case #		09-10645
		Elimination	Consolidated
ASSETS
Cash			$22,208,610
Accounts Receivable			26,970,926
Interest Receivable-Subsidiaries - Subject to Compromise		(550,361,168)
Program License Rights -S/T			5,199,599
Prepaid Expenses			2,053,698
Total current assets		(550,361,168)	56,432,833

Property & Equipment			269,448,430
Accumulated Depreciation			(215,664,593)
Net property and equipment			53,783,837

Program License Rights-L/T			3,029,112
Deposits			1,198,426
Notes Receivable Subsidiaries - Subject to Compromise		(1,196,184,729)
Investments		(1,954,938)	3,387,347
Goodwill			15,069,550
Accumulated Amortization - Goodwill			(6,953,607)
Accumulated Amortization - Indefinitely Lived IA			(59,280,253)
Going Concern			4,209,385
FCC/Broadcast Licenses			204,657,446
Accum Amort - Definite Lived Intangible Assets			(51,522,910)
Organizational Costs			9,203,108
Intangibles			2,235,728
Network Affiliation			91,163,596
Accumulated Amortization - Deferred Charges			(7,845,227)
Debt Issuance Costs			13,955,285
Pre-Petition Intercompany		(144,925,929)	(0)
Post-Petition Intercompany
Total non-current assets		(1,343,065,596)	222,506,986

Total Assets		$(1,893,426,763)	$332,723,655

Liabilities not subject to Compromise
Accounts Payable			3,881,675
Accrued Expenses			12,208,756
Program License Liability			7,621,037
Deferred Revenue			3,895,646
Total Liabilities not subject to Compromise			27,607,113

Liabilities subject to Compromise
Accounts Payable			8,341,073
Pre-Petition Accrued Interest	1)	(550,361,168)	23,042,906
Post-Petition Accrued Interest	2)		4,799,490
Notes Payable - Senior bank L/T			338,125,000
Notes Payable - Senior sub-debt			484,299,000
Premiums on Subordinated Debt			1,110,212
Notes Payable Parent		(1,196,184,729)
Deferred Tax Liability			39,118,311
Other Liabilities	3)		2,687,062
Total Liabilities subject to Compromise		(1,746,545,897)	901,523,055

Common Stock		(50,000)	23,782
Additional Paid In Capital		(233,890,063)	400,932,381
Other Income			(5,652,404)
Retained Earnings		87,059,196	(991,710,272)
Stockholders’ Equity		(146,880,867)	(596,406,513)

Total Liabilities & Equity		$(1,893,426,763)	$332,723,655

See Attached Notes

Young Broadcasting Inc.

Footnotes to Balance Sheet

All Financial Information is Subject to Future Adjustments

Liabilities subject to Compromise

1)	Accrued interest includes Pre-Petition interest accrued for the Senior Secured Notes, Senior Subordinated Unsecured Notes and Intercompany Notes.

2)	Accrued interest includes Post-Petition interest accrued for the Senior Secured Notes.

3)	Includes $1.6 million of Pre-Petition Creditors Holding Unsecured Priority Claims and $1.1 million of Creditors Holding Unsecured NonPriority Claims.

Young Broadcasting Inc

Consolidated Weekly Disbursement Activity

Month of May 2009

($ in thousands)						May Total
Week Ending	1-May	May 4-8	May 11-15	May 18-22	May 25-29	May 1-31
Disbursements
Salaries	—	—	1,872	—	1,721	3,593
Severance	—	—	—	—	—	—
Commissions	—	—	—	—	—	—
Payroll Taxes	—	—	855	—	784	1,639
Employee Benefit plan costs	445	7	86	464	76	1,077
Insurance, Property & Workers Comp	63	25	—	—	61	148
Property Taxes	—	—	—	—	—	—
Utilities	17	125	152	72	57	424
Travel	16	13	36	44	21	130
Syndicated Programming	140	765	—	—	765	1,670
Nielsen	336	—	—	—	—	336
News Services (all categories)	92	25	48	149	137	452
Media Buy	38	—	—	14	14	67
Maintenance and Repairs	46	69	67	53	52	287
Other Services	41	141	158	61	125	526
Capital Ex (Planned and Emergency)	5	27	74	41	28	176
Lease Payments	153	5	23	55	58	294
Other (misc. G&A and contingencies)	35	63	121	51	77	349
Dr. Phil Cure Fee	125	—	—	—	—	125
Utilities Deposits	—	1	—	1	—	1
Due Course Professional Expenses	—	1	118	—	1	119
Total Operating Disbursements	1,554	1,267	3,610	1,005	3,977	11,413
Senior Credit Cash Interest Expense						—
Restructuring Professional Expenses	—	303	95	—	464	861
Total Disbursements	1,554	1,569	3,705	1,005	4,441	12,274

NOTE: THE SCHEDULE OF DISBURSEMENTS SET FORTH ABOVE IS EXCERPTED FROM THE FINANCIAL REPORTING PACKAGE PREPARED BY THE DEBTOR PURSUANT TO THE CASH COLLATERAL ORDER ENTERED IN THESE CASES. IT IS INCLUDED IN THIS MONTHLY OPERATING REPORT IN ORDER TO PROVIDE INTERESTED PARTIES WITH FURTHER DETAIL AS TO NATURE OF THE CASH DISBURSEMENTS MADE BY THE DEBTORS. THE REVIEWER SHOULD NOTE THAT FINANCIAL REPORTING PURSUANT TO THE CASH COLLATERAL ORDER IS PREPARED ON A WEEKLY, RATHER THAN A MONTHLY, BASIS IN ORDER TO CONFORM TO THE APPROVED CASH COLLATERAL BUDGET. IN ADDITION, THE CASH COLLATERAL REPORTING IS PREPARED ON A “BOOK BASIS,” RATHER THAN A “BANK BASIS,” SO THAT THE DISBURSEMENTS REFLECT ALL OUTSTANDING CHECKS AND WIRES, REGARDLESS OF WHETHER THEY HAVE CLEARED AND HAVE BEEN REFLECTED IN THE DEBTOR’S BANK STATEMENTS. FOR THESE REASONS, THE SUMMARY OF DISBURSEMENTS DIFFERS FROM THE STATEMENT OF DISBURSEMENTS INCLUDED EARLIER IN THIS MONTHLY OPERATING REPORT.

Young Broadcasting

Monthly Cash Flow

May 1 - 31, 2009

	YB	YB	Winnebago	YB	KLFY	YB	LAT	WATE	WKRN	YB
	Inc	Davenport	TV	GB	LP	Knox	Inc	GP	GP	LA
	09-10645	09-10648	09-10649	09-10650	09-10651	09-10652	09-10653	09-10655	09-10656	09-10657

Opening Cash	$23,796,681.66	$0.00		$0.00	$0.00	$0.00		$0.00	$0.00

Cash Receipts	$52,136.05	$941,793.53		$1,142,124.94	$426,000.00	$630,969.19		$270,000.00	$445,000.00

Cash Disbursements	$(7,042,208.04)	$(302,828.92)		$(303,933.31)		$(324,368.46)

InterCo	$6,830,684.53	$(638,964.61)		$(838,191.63)	$(426,000.00)	$(306,600.73)		$(270,000.00)	$(445,000.00)

Close Cash	$23,637,294.20	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Reportable Disbursements - US Trustee	$7,042,208.04	$302,828.92	$0.00	$303,933.31	$0.00	$324,368.46	$0.00	$0.00	$0.00	$0.00

Young Broadcasting

Monthly Cash Flow

May 1 - 31, 2009

	YBK	YBT	YB	YB	YB	AY	HBF	YB	Fid TV	YB
	Inc	Inc	SF	Louis	Sioux Falls	Inc	Inc	Nash LLC	Inc	SS
	09-10658	09-10659	09-10660	09-10661	09-10662	09-10663	09-10664	09-10665	09-10666	09-10668

Opening Cash			$0.00	$0.00	$0.00	$0.00		$0.00

Cash Receipts			$2,112,693.18	$1,010,626.44	$1,205,514.64	$156.06		$1,385,193.89

Cash Disbursements			$(2,316,267.75)	$(631,892.12)	$(335,922.67)	$(73,259.22)		$(393,473.51)		$(12,032.75)

InterCo			$203,574.57	$(378,734.32)	$(869,591.97)	$73,103.16		$(991,720.38)		$12,032.75

Close Cash	$0.00	$0.00	$(0.00)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Reportable Disbursements - US Trustee	$0.00	$0.00	$2,316,267.75	$631,892.12	$335,922.67	$73,259.22	$0.00	$393,473.51	$0.00	$12,032.75

Young Broadcasting

Monthly Cash Flow

May 1 - 31, 2009

	YB	YB	YB	YB	YB	YB
	Nash	Rap City	Lansing	Rich	Albany	Cap Corp	Total
	09-10669	09-10670	09-10671	09-10672	09-10673

Opening Cash		$0.00		$0.00	$0.00		$23,796,681.66

Cash Receipts		$0.00	$668,509.44	$1,270,060.10	$891,025.45		$12,451,802.91

Cash Disbursements		$0.00	$(172,380.29)	$(393,900.53)	$(308,722.80)		$(12,611,190.37)

InterCo		$0.00	$(496,129.15)	$(876,159.57)	$(582,302.65)		$0.00

Close Cash	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$23,637,294.20

Reportable Disbursements - US Trustee	$0.00	$0.00	$172,380.29	$393,900.53	$308,722.80	$0.00	$12,611,190.37